STATEMENT OF INVESTMENTS
BNY Mellon Worldwide Growth Fund

January 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.2%
Banks - 1.9%
JPMorgan Chase & Co.	126,690		17,731,532
Capital Goods - 1.5%
Assa Abloy AB, Cl. B	602,600		14,202,350
Consumer Durables & Apparel - 6.5%
Hermes International	7,226	[a]	13,542,229
LVMH SE	54,765		47,841,837
			61,384,066
Consumer Services - 3.3%
Marriott International, Inc., Cl. A	71,050		12,375,489
McDonald's Corp.	71,125		19,018,825
			31,394,314
Diversified Financials - 5.3%
BlackRock, Inc.	30,490		23,148,313
London Stock Exchange Group PLC	110,325	[a]	10,107,842
S&P Global, Inc.	45,897		17,208,621
			50,464,776
Energy - 8.5%
Chevron Corp.	236,500		41,155,730
Hess Corp.	262,000		39,341,920
			80,497,650
Food, Beverage & Tobacco - 9.9%
Altria Group, Inc.	167,325		7,536,318
Diageo PLC, ADR	68,120	[b]	12,047,022
Nestle SA, ADR	189,915	[a]	23,210,462
PepsiCo, Inc.	85,470		14,617,079
Philip Morris International, Inc.	180,155		18,779,357
The Coca-Cola Company	289,325		17,741,409
			93,931,647
Health Care Equipment & Services - 5.5%
Abbott Laboratories	163,485		18,073,267
EssilorLuxottica SA	77,500	[a]	14,181,280
Intuitive Surgical, Inc.	44,560	[a]	10,947,946
UnitedHealth Group, Inc.	18,150		9,060,299
			52,262,792
Household & Personal Products - 6.0%
L'Oreal SA, ADR	511,350		42,224,726
The Estee Lauder Companies, Cl. A	27,450		7,605,846
The Procter & Gamble Company	50,750		7,225,785
			57,056,357

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Insurance - 1.1%
AIA Group Ltd.	889,275	[a]	10,042,149
Materials - 3.1%
Air Liquide SA, ADR	419,499	[a]	13,335,873
Air Products & Chemicals, Inc.	51,650		16,554,342
			29,890,215
Media & Entertainment - 6.8%
Alphabet, Inc., Cl. C	305,400	[a]	30,500,298
Comcast Corp., Cl. A	313,195		12,324,223
Nintendo Co., Ltd.	237,750		10,282,192
Tencent Holdings Ltd.	131,975	[a]	6,432,522
The Walt Disney Company	44,586	[a]	4,837,135
			64,376,370
Pharmaceuticals Biotechnology & Life Sciences - 5.9%
Johnson & Johnson	45,625		7,456,038
Novo Nordisk A/S, ADR	247,345	[a]	34,326,539
Roche Holding AG, ADR	377,695	[a]	14,786,759
			56,569,336
Retailing - 3.0%
Amazon.com, Inc.	274,600	[a]	28,319,498
Meituan, Cl. B	13,197	[a,c]	294,012
			28,613,510
Semiconductors & Semiconductor Equipment - 6.0%
ASML Holding NV	40,750	[b]	26,929,230
Texas Instruments, Inc.	170,600		30,232,026
			57,161,256
Software & Services - 13.8%
Adobe, Inc.	19,475	[a]	7,212,372
Intuit, Inc.	21,675		9,161,372
Mastercard, Inc., Cl. A	34,500		12,785,700
Microsoft Corp.	277,135		68,676,824
Visa, Inc., Cl. A	145,850	[b]	33,576,128
			131,412,396
Technology Hardware & Equipment - 5.2%
Apple, Inc.	344,380		49,690,590
Transportation - 3.9%
Canadian Pacific Railway Ltd.	324,630		25,613,307
Union Pacific Corp.	54,065		11,039,532
			36,652,839
Total Common Stocks (cost $348,740,202)			923,334,145

	1-Day Yield (%)
Investment Companies - 2.5%
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $23,730,293)	4.41	23,730,293	[d]	23,730,293

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $531,939)	4.41	531,939	[d]	531,939
Total Investments (cost $373,002,434)		99.8%		947,596,377
Cash and Receivables (Net)		.2%		2,056,869
Net Assets		100.0%		949,653,246

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At January 31, 2023, the value of the fund’s securities on loan was $40,195,663 and the value of the collateral was $40,731,359, consisting of cash collateral of $531,939 and U.S. Government & Agency securities valued at $40,199,420. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, these securities were valued at $294,012 or .03% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Worldwide Growth Fund

January 31, 2023 (Unaudited)

The following is a summary of the inputs used as of January 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	796,407,732	126,926,413	††	-	923,334,145
Investment Companies	24,262,232	-		-	24,262,232

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At January 31, 2023, accumulated net unrealized appreciation on investments was $574,593,943, consisting of $583,467,590 gross unrealized appreciation and $8,873,647 gross unrealized depreciation.

At January 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.